RIGHT OF FIRST REFUSAL AGREEMENT
                        --------------------------------


          THIS RIGHT OF FIRST REFUSAL AGREEMENT ("Agreement") is made and entered into this 12th day of August, 1992, between INCO SECURITIES CORPORATION ("Corporation") and RICHARD F. MYERS, MARK W. HARDING, THOMAS P. CLARK, THOMAS LAMM and ROWENA ROGERS (collectively the "Tenants").

                                 R E C I T A L S

          WHEREAS, the Tenants have each acquired an undivided interest in certain real property located in Arapahoe County as more fully described on Exhibit A attached hereto and made a part hereof ("Property"); and

          WHEREAS, the Tenants have entered into that certain Tenancy in Common Agreement dated August 12, 1992 ("Tenancy in Common Agreement") whereby certain rights and responsibilities of the Tenants are set forth; and

          WHEREAS, the Corporation has an interest in maintaining the integrity and potential development of the Property; and

          WHEREAS, the Corporation and the Tenants, by this Agreement, desire to set forth the method and procedures by which the Corporation may exercise certain rights in connection with the Property.

          NOW THEREFORE, in consideration of the premises and of the mutual benefits to accrue to each of the parties hereto, the parties have agreed and do hereby agree as follows:

          1.     Granting of Right of First Refusal.  In  consideration of their
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receipt  of  $198,000  (the "First Refusal Premium") , the Tenants hereby grant, for a period of 99 years from the date noted above, to the Corporation, in accordance with the terms of this Agreement, the exclusive right of first refusal on the Property, such right of first refusal being limited only as described under Section 4 below.

          2.     Procedures for Exercise of Right of First Refusal.
                 -------------------------------------------------

               a.     First Notice. In the event any Tenant shall desire to sell
                      ------------
all or any portion or otherwise transfer its interest in the Property to any third party and it shall have received a bona fide offer therefore, which is acceptable to it, it shall, not less than 60 days prior to the date of the proposed sale or transfer, give written notice of such offer to the Corporation ("First Notice"). The Notice shall state that a bona fide offer has been received by the selling Tenant from such third party and shall contain the following information:

                    (1) The portion of the selling Tenant's interest in the Property offered for sale;

                    (2) The price, terms, and conditions of the proposed sale;


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                    (3)     The name and address of the third party to whom such
Property interest is proposed to be sold. The First notice shall further contain an affirmative offer by the selling Tenant granting the Corporation the option to purchase the selling Tenant's interest in the Property, or the portion thereof offered for sale, upon the terms and conditions outlined in this Agreement.

               b.     Purchase  Price.  Following receipt of the First Notice as
                      ---------------
outlined in a. above, the Corporation shall have the option, for the period of 60 calendar days from the date of such First Notice within which to exercise the option to purchase the selling Tenant's interest in the Property offered for sale. The Corporation may, during such 60 calendar day period, by written notice ("Second Notice") to the selling Tenant, elect to purchase the selling Tenant's Property interest either:

                    (1) Upon the terms and conditions of the bona fide offer received by the selling tenant as set forth in the First Notice; or

                    (2) By cash purchase of the selling Tenant's Property interest at its appraised value, as determined by an M.A.I. appraiser mutually chosen by the selling Tenant and the Corporation. If an appraiser cannot be agreed upon within 15 business days of the First Notice, the selling Tenant and the Corporation shall each choose an M.A.I. appraiser and those two M.A.I. appraisers shall choose a third M.A.I. appraiser who shall provide the selling Tenant and the Corporation with the appraised value. If the M.A.I. appraisers chosen cannot agree on a third M.A.I. appraiser, the selling Tenant and the Corporation shall each obtain an M.A.I. appraisal and the appraised value shall be the average of the two appraisals. If the Corporation requests an appraisal of the Property and a single appraisal is done, the costs of the appraisal shall be borne by the Corporation. If a second appraisal is required as outlined above, the costs of the appraisals shall be borne equally by the selling Tenant and the Corporation.

               c.     Title Commitment. Selling Tenant shall, within 10 business
                      ----------------
days after sending the First Notice, furnish to the Corporation, at selling Tenant's expense, a current commitment ("Commitment") for an owner's title insurance policy in an amount equal to the price in the First Notice (the amount to be adjusted to the actual Purchase Price when that is determined) showing merchantable title to be vested in selling Tenant, free and clear of all liens and encumbrances, subject only to a lien for real property taxes for the year of closing, payable in the following year, and building, zoning, and other applicable ordinances and regulations of Arapahoe County. The Commitment shall be accompanied by copies of all instruments listed in the schedule of exceptions thereto and any recorded instruments described in the schedule of requirements thereto.

               d.     Title  Defects.  Within  20  business  days  after  the
                      --------------
Corporation's receipt of the Commitment (together with copies of the recorded instruments referred to therein), the Corporation shall give selling Tenant notice of all title defects shown thereon or otherwise determined to exist by the Corporation, specifying which defects the Corporation consent to as permitted exceptions and which defects are not permitted exceptions. Failure to give notice of title defects as set forth herein shall be a waiver thereof. In the event the Corporation gives the selling Tenant notice of title defects which are not permitted exceptions, the selling Tenant shall, at its sole cost and expense, cure such defects, which cure may, if acceptable to the Corporation,


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include  the obligation to obtain title insurance protection for the Corporation and its successors and to pay any additional premium or cost for such protection. If each of said defects is not cured by the date of Closing (as such time may be extended by the Corporation) , the Corporation may at its option (i) terminate its decision to exercise its right of first refusal, or (ii) accept the uncured defect as a permitted exception with a commensurate reduction in the purchase price to cover the cost of curing the defect, or if the defect is incurable, to reflect the reduction in the value of the Property due to the defect. In the event of such termination, all other obligations of the Corporation and the selling Tenant under that particular exercise of the Corporation's right of first refusal shall be terminated.

               e.     Closing.  Following  the Second Notice, the closing on the
                      -------
transfer of the Property interest from the selling Tenant to the Corporation ("Closing") shall take place at the offices of the Corporation within 10 business days of the receipt of the Second Notice by the selling Tenant. Such transfer shall occur by special warranty deed. As soon as possible after Closing, selling Tenant shall cause to be delivered to the Corporation, at selling Tenant's cost and expense, an owner's title insurance policy insuring the title of the Corporation in accordance with the Commitment. All taxes, fees, and special assessments shall be prorated to the date of Closing.

               f.     Credit Against Purchase Price.  Any purchase of a Tenant's
                      -----------------------------
Property interest by the Corporation, whether under this Agreement or otherwise, shall include a credit against the purchase price equal to the percentage interest in the Property being purchased multiplied by the sum of (1) any subdivision costs expended by the Corporation pursuant to Section 5. below, and
(2) 80% of the First Refusal Premium. In no event, however, may such credit exceed the purchase price.

               g.     Direct Purchase by the Corporation.  Except in the case of
                      ----------------------------------
death, bankruptcy or incompetence, which is subject to the provisions of Section 9.c of the Tenancy in Common Agreement, nothing contained herein shall prohibit any Tenant desiring to sell all or any portion or otherwise transfer its interest in the Property from separately negotiating and selling such Property interest to the Corporation directly, regardless of the existence of a third party offer.

          3.     Non-Exercise  or  Default.  In  the  event that the Corporation
                 -------------------------
elects not to exercise the option to purchase the Property interest being offered or defaults in its obligations under this Agreement, selling Tenant shall have the right to sell and convey such interest to the third party strictly in accordance with the terms of the Notice provided to the Corporation pursuant to this Agreement. If no such conveyance is made within the 60 calendar day period following the expiration of the option period, a new notice of sale shall be required in the manner provided herein. In the event the Corporation fails to close the purchase of the selling Tenant's interest in the Property after properly notifying the selling Tenant of its agreement to so purchase and after full compliance by selling Tenant of its obligations herein, the selling Tenant may either enforce specific performance against the Corporation, or treat such failure to close as a default by the Corporation, and immediately re-institute its rights under this paragraph allowing it to sell the Property interest to the third party, with no further duty to grant the Corporation a right of first refusal on the Property offered for sale.


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          4.     Limitation  on  Scope  of  Right  of  First  Refusal.  The
                 ----------------------------------------------------
Corporation's right of first refusal under this Agreement shall be limited to those events involving bona fide offers received by Tenants from third parties. The right of first refusal hereby granted is not effective in the event of a transfer to a Tenant or Tenants as a result of a Tenant's death, incompetence or bankruptcy, such right of first refusal having been previously granted to the Tenants pursuant to the Tenancy in Common Agreement. The right of first refusal hereby granted shall apply, however, if no Tenant exercises the applicable right of first refusal so granted under the Tenancy in Common Agreement.

          5.     Subdivision Rights.  As  described  in  the  Tenancy  in Common
                 ------------------
Agreement, the parties hereto acknowledge that it is desirable to pursue subdivision of the Property, but that the funds required for such subdivision may be substantial. In the event that the Corporation guarantees payment of and pays the costs therefore, Tenants agree to cooperate in the subdivision procedures and to provide such approvals as may be necessary to accomplish the Property's subdivision in the manner recommended by the Corporation. If, in the reasonable opinion of the Corporation, any Tenant does not provide such cooperation and those Tenants controlling greater than 50% of the Property agree in writing, the Corporation may notify the non-cooperating Tenant of the Corporation's desire to purchase and may purchase such Tenant's Property interest in the manner described below. The Tenants also agree that upon subdivision of the Property, and payment by the Corporation of all subdivision costs, they will sell to the Corporation their interests in any portion of the Property requested by the Corporation so long as the total area sold to the Corporation its successors or assigns pursuant to this provision, does not constitute more than 80% of the Property's acreage. The price and terms for any purchase of the Property, or portion thereof, under this Section 5 shall be as outlined in 2.b.(2), 2.c., 2.d., 2.e., 2.f. and 2.g. above. For purposes of this
Section 5 only, the First Notice referenced in 2.b.(2) shall mean the notice to the non-cooperating or selling Tenant or Tenants as described herein.

          6.     Covenants Running  With  the  Land.  This Agreement and each of
                 ----------------------------------
the provisions hereof touch and concern the Property and shall be covenants running with the land, shall be binding on the parties hereto and their respective successors as owners or interest in the Property, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors as owners of the Property and interests therein. Any transfer or encumbrance of the Property shall be subject to the terms and provisions hereof and to the rights and obligations of the parties hereto. Any transfer, lease, or encumbrance of any interest in the Property shall be subject to the terms and conditions of this Agreement and the rights and obligations created hereby.

          7.     Remedies.  In  addition  to  any  remedies  provided  bv  this
                 --------
Agreement, the parties hereto may enforce this Agreement by specific performance or any other method allowed by law.

          8.     Notices. Any notice required or permitted to be given hereunder
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shall  be  personally delivered or sent by first class mail, postage pre-paid to the address of the party set forth below and shall be deemed given on the date of delivery or three business days after the date of mailing, whichever is earlier. A party's address for notices may be changed and a new party's address may be added by written notice to all other parties in accordance with this paragraph.

          INCO Securities Corporation
          c/c George Middlemas
          One New York Plaza
          New York, NY  10004

          Thomas Lamm
          7942 Fairview Rd
          Boulder
          Colorado  80302

          Mark W. Harding
          1825 S. Downing
          Denver, CO  80210
          (303) 744-3436

          Thomas P. Clark
          803 29th Street, #502
          Boulder, CO  80303
          (303) 443-8170

          Richard F. Myers
          Western Aggregate, Inc.
          11728 Highway 93
          Boulder, CO  80303

          Rowena Rogers

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          9.     Governing Law.  This Agreement shall be governed by the laws of
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the State  of  Colorado.

          10.     Modification.  This Agreement may not be amended  or modified,
                  ------------
except in writing executed by all of the parties to this Agreement.

          11.     Severability Provisions. In the event that any portion of this
                  ------------------------
Agreement shall be declared invalid by order, decree, or judgment of a court, this Agreement shall be construed as if such portion had not been inserted herein, except when such construction would operate as an undue hardship on any party hereto or constitute substantial deviation from the general intent and purpose of the parties that are reflected in this Agreement.

          12.     Assignment. Except as otherwise provided in this Agreement, no
                  ----------
assignment may be made of this Agreement to any other party by Tenant without the express written consent of all parties hereto. Any such attempt to assignment shall be determined to be null and void and of no force and affect.



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          IN  WITNESS  WHEREOF,  the  parties  hereto  have  duly  executed this
Agreement  on  the  date  noted  above.

ATTEST:                                      INCO SECURITIES CORPORATION

                                             By:  /s/ Richard Guido
--------------------------------                 -----------------------------
                                                      Vice President

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )

          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Richard Guido as Vice President of INCO Securities Corporation.

          WITNESS my hand and official seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------

                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public


                             /s/ Thomas Lamm
                             --------------------------
                             Thomas Lamm

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )

          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Thomas Lamm.

          WITNESS my hand and official seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------

                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public



                             /s/ Mark W. Harding
                             --------------------------
                             Mark W. Harding

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )


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
          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Mark W. Harding.

          WITNESS  my  hand  and  official  seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------

                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public



                             /s/ Thomas P. Clark
                             --------------------------
                             Thomas P. Clark

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )

          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Thomas P. Clark.

          WITNESS  my  hand  and  official  seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------

                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public



                             /s/ Richard F. Meyers
                             --------------------------
                             Richard F. Meyers

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )

          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Richard F. Myers.

          WITNESS  my  hand  and  official  seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------



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
                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public


                             /s/ Rowena Rogers by Richard Myers Attorney In Fact
                             ---------------------------------------------------
                             Rowena Rogers

STATE OF COLORADO          )
                           )  ss.
COUNTY OF                  )

          The foregoing instrument was acknowledged before me this 12th day of August, 1992 by Rowena Rogers.

          WITNESS my hand and official seal.

          My commission expires:              Jan. 17, 1993
                                          ---------------------

                                          /s/ Linda M. Vumbaco
                                          ---------------------
                                          Notary Public


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                                   EXHIBIT "A"



                        NW 1/4 of SW 1/4 of Section 11,
                        Township 5 South, Range 64 West
                        of the 6th P.M.



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